Exhibit 10.20

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT NO. 3771 (this “Agreement”) is entered into as of February 12, 2004 by and between LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and CODEXIS, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower wishes to borrow money from time to time from Lender and Lender desires to lend money to Borrower. This Agreement sets forth the terms on which Lender will lend to Borrower and Borrower will repay the loan to Lender.

AGREEMENT

The parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION

1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

“ACH” means the nationwide Automated Clearing House electronic funds transfer system that processes electronically originated batches of credit and debit transfers.

“ACH Authorization Form” means the ACH Authorization Form in substantially the form of that attached hereto as Exhibit E.

“Affiliate” means any Person that owns or controls directly or indirectly five percent (5%) or more of the stock of another entity, any Person that controls or is controlled by or is under common control with such Persons or any Affiliate of such Persons or each of such Person’s officers, directors, joint venturers or partners.

“Basic Rate” means five and one quarter percent (5.25%) per annum provided that should the Prime Rate as quoted in the western edition of the Wall Street Journal (“Prime Rate”) exceed four percent (4.00%), then, in each instance the Basic Rate for Loans that have not yet been funded or Loans for which the Loan Commencement Date has not started, the Basic Rate for each such Loan will be increased by the same amount by which the Prime Rate exceeds four percent (4.00%), provided further that, from and after the Loan Commencement Date for each Loan, there shall be no change in the Basic Rate applicable to such Loan.

“Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

“Code” means the Uniform Commercial Code as adopted and in effect in the State of California, as amended from time to time.

“Collateral” means the Property described on Exhibit A attached hereto.

“Commitment” means Four Million Seven Hundred Fifty Thousand Dollars ($4,750,000).

“Commitment Fee” means Twenty-five Thousand Dollars ($25,000).

“Commitment Termination Date” means December 31, 2004.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Default” means any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

“Default Rate” means the per annum rate of interest equal to four percent (4%) over the Basic Rate, but such rate shall in no event be more than the highest rate permitted by applicable law to be charged on commercial loans.

“Event of Default” has the meaning given to such term in Section 8.

“Event of Loss” has the meaning given to such term in Section 6.10.

“Final Payment” means, with respect to each Loan, a payment (in addition to and not in substitution for the regular monthly payments of principal and accrued interest) due on the Maturity Date, equal to the original Loan Amount for each such Loan multiplied by the Final Payment Percentage.

“Final Payment Percentage” means nine percent (9%).

“Funding Date” means any date on which a Loan is made to or on account of Borrower under this Agreement.

“Governmental Authority” means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of Property or services (excluding trade payables aged less than one hundred eighty (180) days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

“Lender’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation and negotiation, administration, and enforcement of the Loan Documents; and Lender’s reasonable attorneys’ fees and expenses incurred in amending, modifying, enforcing or defending the Loan Documents, including in the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought; provided, however, that Lender’s Expenses shall not exceed Two Thousand Five Hundred Dollars ($2,500) for the preparation and negotiation of the initial set of Loan Documents unless more than three (3) drafts, including the execution documents are necessary.

“Lien” means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, encumbrance or other lien in favor of any Person.

“Liquidation Event” means any of the following: (i) a merger of Borrower with another entity; or (ii) the sale of all or substantially all of Borrower’s assets; or (iii) a transaction in which the shareholders immediately prior to such transaction own less than fifty percent (50%) of the equity securities of Borrower immediately after such transaction; or (iv) the initial public offering of any of Borrower’s equity securities.

“Loan” means each advance of credit by Lender to Borrower under this Agreement.

“Loan Agreement Supplement” means a supplement to this Agreement in substantially the form of Exhibit C.

“Loan Amount” means, with respect to each Loan, as of any date, the original principal amount of such Loan less the aggregate of all Prepayment Amounts relating to prepayments of such Loan paid prior to such date.

“Loan Commencement Date” means, with respect to each Loan, the first Business Day of the calendar month following the Funding Date of such Loan.

“Loan Documents” means, collectively, this Agreement, the Warrants, and all other documents, instruments and agreements entered into between Borrower and Lender in connection with this Agreement, all as amended or extended from time to time.

“Loan Factor” means, with respect to each Loan, the amount set forth as a percentage in the Summary of Loan Agreement Supplement with respect to such Loan, calculated using the Basic Rate applicable to such Loan.

“Maturity Date” means, with respect to each Loan, the last day of the Repayment Period for such Loan, or the date of prepayment under Section 2.5.

“Minimum Funding Amount” means Ten Thousand Dollars ($10,000).

“Obligations” means all debt, principal, interest, fees, charges, expenses and attorneys’ fees and costs and other amounts, obligations, covenants, and duties owing by Borrower to Lender of any kind and description (pursuant to or evidenced by the Loan Documents and pursuant to and evidenced by any documents or instruments executed in connection therewith, and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including the principal, interest and Final Payment due with respect to the Loans, and including any debt, liability, or obligation owing from Borrower to others that Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender’s Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

“Payment Date” has the meaning given to that term in Section 2.4(a).

“Permitted Liens” means the following:

(a) The Lien created by this Agreement;

(b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no superior priority over Lender’s Lien in the Collateral; and

(c) Liens to secure payment of worker’s compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower.

“Person” means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

“Prepayment Amount” means in the case of a mandatory prepayment pursuant to Sections 2.5(a) and 6.10, the original Stated Cost of the item of Collateral with respect to which such prepayment relates.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

“Repayment Period” means the period beginning on the first Payment Date and continuing for forty-eight (48) calendar months.

“Responsible Officer” means each of the President or the Chief Financial Officer of Borrower.

“Scheduled Payments” has the meaning given to such term in Section 2.4(a).

“Stated Cost” means with respect to an item of Collateral, the original cost to Borrower of the item of Collateral including such amounts as may be funded as Soft Costs (as defined in Section 2.2(a)).

“Subsidiary” means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

“Summary of Loan Agreement Supplement” means, with respect to each Loan, the “Summary of Loan Agreement Supplement” attached as Annex C to the Loan Agreement Supplement prepared by Lender in connection with such Loan.

“Term” means the period from and after the date hereof until termination of the Commitment and the payment in full of all Obligations, including amounts and liabilities payable under this Agreement and the other Loan Documents, including principal and interest on the Loans and the Final Payment with respect to each Loan.

“Warrants” means the Warrants in favor of Lender and its affiliated fund, Lighthouse Capital Partners IV, L.P. (“LCP-IV”) to purchase securities of Borrower substantially in the form of Exhibit B-1 and B-2.

1.2 Other Interpretive Provisions. References in this Agreement to “Recitals,” “Articles,” “Sections,” “Exhibits,” “Schedules” and “Annexes” are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Loan Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments hereto and thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor hereto and thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. The words “include” and “including” and words or similar import when used in this Agreement or any other Loan Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Loan Document, all accounting terms used in this Agreement or any other Loan Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.

2. LOAN AND TERMS OF PAYMENT

2.1 Commitment. Upon the terms and subject to the conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lender agrees to lend to Borrower the Loans; provided that the aggregate principal amount of all Loans made hereunder shall not exceed the Commitment; provided further, that the aggregate principal amount of any Loan shall not exceed the Stated Cost of the equipment financed with such Loan; provided further that such financed equipment is delivered to Borrower within ninety (90) days of the Funding Date for such equipment. With respect to the first Loan only which shall occur within thirty (30) days of the date of this Agreement, Lender agrees to finance equipment which was delivered to Borrower on or after January 1, 2003. If prepaid, the principal of the Loans may not be re-borrowed.

2.2 Use of Proceeds; The Loan.

(a) Use of Proceeds. The proceeds of the Loan shall be used for the acquisition of new and used computers, peripherals, analytical and test equipment, laboratory equipment and furniture, office furniture and equipment, and other equipment as approved by Lender. Each invoice for such equipment shall a have a minimum value of One Thousand Dollars ($1,000). Up to thirty percent (30%) of the Commitment may be used for general corporate purposes and software, software licenses, software tools, leasehold improvements, freight, installation, taxes, permits, use fees, filing fees, maintenance, insurance and similar items and other soft costs requested in writing by Borrower (the “Soft Costs”).

(b) The Loans. The Loans shall be repayable in consecutive monthly installments in accordance with the terms of Section 2.4. Lender may, and is hereby authorized by Borrower to, endorse in its books and records appropriate notations regarding Lender’s interest in the Loans; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the Obligations of Borrower hereunder.

2.3 Procedure for Making Loan.

(a) Notice. Whenever Borrower desires that Lender make a Loan, Borrower shall so notify Lender in writing (or by telephone with prompt confirmation in writing) at least ten (10) Business Days in advance of the desired Funding Date, which notice shall be irrevocable. Lender’s obligation to make Loans shall be expressly subject to the satisfaction of the conditions set forth in Sections 3.1 with regard to the initial Loan, and 3.2. Lender shall have the right, exercisable at any time, to request that Borrower furnish Lender with such additional information with respect to the Loans as Lender shall reasonably request.

(b) Loan Interest Rate. Borrower shall pay interest on the unpaid principal amount of each Loan from the Loan Commencement Date until such Loan has been paid in full, at a per annum rate of interest equal to the Basic Rate, determined as of the date that is ten (10) Business Days prior to the Loan Commencement Date. The Basic Rate applicable to each Loan shall be fixed for the Repayment Period and shall not be subject to change in the absence of a manifest error. All computations of interest on each Loan shall be based on a year of three hundred sixty (360) days for actual days elapsed. Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans.

(c) Loan Factor Calculation. On each Loan Commencement Date, Lender shall establish the Loan Factor with respect to the applicable Loan. The Loan Factor shall be calculated in a manner to fully amortize the Loan over the Repayment Period applicable to such Loan in equal periodic installments of principal and interest. The Loan Factor applicable to such Loan shall be set forth in the Loan Agreement Supplement prepared by Lender with respect to such Loan and shall be conclusive in the absence of a manifest error.

(d) Disbursement. Subject to the satisfaction of the conditions set forth in Sections 3.1 and 3.2 with respect to the initial Loan and the satisfaction of the conditions set forth in Section 3.2 with respect to each subsequent Loan, Lender shall at its election, disburse the Loans either through an ACH funds transfer arrangement or via wire transfer of funds, in each case to an account designated by Borrower.

(e) Termination of Commitment to Lend. Notwithstanding anything in the Loan Documents, Lender’s obligation to lend the undisbursed portion of the Commitment to Borrower hereunder shall terminate on the earlier of (i) at the Lender’s sole election, the occurrence and continuance of any Default or Event of Default hereunder, or (ii) the Commitment Termination Date. Notwithstanding the foregoing, Lender’s obligation to lend the undisbursed portion of the Commitment to Borrower shall terminate if, in Lender’s reasonable judgment, there has been a material adverse change in the general affairs, management, and business of the Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the business plan of Borrower presented to Lender, since the date of this Agreement.

2.4 Amortization of Principal and Interest; Interim Payment; Final Payment.

(a) Principal and Interest Payments On Payment Dates. Borrower shall make payments of principal and interest in advance for each Loan (collectively, “Scheduled Payments”), commencing on the Loan Commencement Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the calendar month) with respect to such Loan and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a “Payment Date”), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Loan as of such Payment Date. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to such Loan. In addition to the foregoing, on the Funding Date, Borrower shall pay to Lender in advance, an amount equal to the Scheduled Payment that would otherwise be payable on the last Payment Date.

(b) Interim Payment. In addition to the Scheduled Payments, on the Loan Commencement Date for the Loan (unless the Funding Date is the first Business Day of the calendar month) Borrower shall pay to Lender an amount (the “Interim Payment”) equal to accrued interest on the aggregate principal amount of the Loans calculated at the Basic Rate from the Funding Date (and thereafter recalculated on the first Business Day of each calendar month during which an Interim Payment is due), until commencement of the Repayment Period with respect to the Loan.

(c) Final Payment. On the Maturity Date, Borrower shall pay, in addition to the unpaid principal, if any, and accrued interest, if any, and all other amounts due on such date with respect to such Loan, an amount equal to the Final Payment with respect to such Loan.

(d) Commitment Fee. The Commitment Fee shall be applied to the expenses, advance payment, interim payments, the first month’s payment and every subsequent payment until fully applied.

(e) Late Fee. A late charge on any Scheduled Payments or other sums due hereunder which are past due, in an amount equal to two percent (2%) of the past due amount, payable on demand.

2.5 Prepayments.

(a) Prepayment Upon an Event of Loss. If any Collateral is subject to an Event of Loss and Borrower is required to or elects to prepay the Loans with respect to such Collateral pursuant to Section 6.10, then the Loans shall be prepaid to the extent and in the manner provided in such section.

(b) Mandatory Prepayment Upon an Acceleration. If the Loans are accelerated following the occurrence of an Event of Default (other than following an Event of Loss), then Borrower shall immediately pay to Lender (i) all unpaid and remaining Interim Payments and/or Scheduled Payments with respect to the Loans outstanding and due hereunder, (ii) the Final Payment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to any and all Obligations.

(c) Mandatory Prepayment Upon Certain Liquidation Events.

(A) If a Liquidation Event with respect to a sale of all or substantially all assets of the Borrower as set forth in clause (ii) of the definition of Liquidation Event shall occur, then Borrower shall within five (5) days following the consummation of such Liquidation Event pay to Lender (i) all unpaid and remaining Interim Payments and/or Scheduled Payments with respect to the Loans outstanding and due hereunder, (ii) the Final Payment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to any and all Obligations.

(B) In the event there shall occur a merger or change of control of the type set forth in clauses (i) or (iii) of the definition of Liquidation Event (a “Change of Control”), Borrower may request in writing (a “Continuation Request”), not less than twenty (20) days prior to the proposed date for the consummation of such Change of Control that Lender consent to the continued existence and enforceability of the Loan Documents against the surviving entity of such Change of Control. Lender shall, in its sole discretion, determine whether to grant such Continuation Request and Lender may consider, among other things in making its determination the credit-worthiness of the surviving entity (including Borrower if it is the surviving entity), its parents and affiliates, the financial statements and reports of operations of such entities and such other data and information as Lender may determine to be relevant to its determination; provided however, that in the event the surviving entity (including Borrower if it is the surviving entity) and/or its parent or affiliates is, immediately following such Change of Control, at least as credit-worthy as Borrower was as of the date of this Agreement, then Lender shall grant the Continuation Request to Borrower provided that Borrower furnish any items (or take any actions) requested by Lender in accordance with the next sentence. Lender may require, in connection with the granting of the Continuation Request, that (i) the surviving entity and its parents and/or affiliates expressly assume the duties and performance obligations of Borrower under each Loan Document as a condition to the granting of the Continuation Request by Lender and (ii) Borrower enter into an assignment and assumption agreement with such entity or entities as applicable. Such assignment and assumption agreement(s) shall be in form and substance reasonably satisfactory to Lender. Should (i) Borrower choose not to make a Continuation Request, (ii) Lender, in its sole discretion, determine not to grant the Continuation Request, (iii) Borrower fail to provide any information reasonably requested by Lender as part of Lender’s consideration of Borrower’s Continuation Request or (iv) Borrower fail to obtain the requisite assignment and assumption agreement(s), Borrower or the surviving entity may, and Lender shall be entitled to require Borrower or the surviving entity to, make a prepayment in full within five (5) days following the consummation of the Change of Control of (i) all unpaid and remaining Interim Payments and/or Scheduled Payments with respect to the Loans outstanding and due hereunder, (ii) the Final Payment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to any and all Obligations. Nothing herein shall obligate Lender to grant such Continuation Request or to refrain from requiring prepayment under the terms of this Section 2.5(c) in connection with a Change of Control.

(C) There shall be no mandatory prepayment upon the happening of an initial public offering of Borrower’s securities under clause (iv) of the definition of Liquidation Event in the absence of any Default or Event of Default otherwise caused thereby.

(D) The failure of Borrower to comply with the terms of this Section 2.5 in connection with a Liquidation Event as set forth herein shall constitute an Event of Default.

(d) Voluntary Prepayment. Borrower may voluntarily prepay in full the aggregate of all Loans outstanding, provided that each of the following conditions is satisfied at the time of such prepayment: Borrower shall pay to Lender in full (i) all unpaid and remaining Interim Payments and/or Scheduled Payments with respect to the Loans outstanding and due hereunder, (ii) the Final Payment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to any and all Obligations.

(e) No Other Prepayment. Borrower may not prepay any Loan except upon the occurrence of an event described in Section 2.5(a), (b), (c) or (d) above in which event the prepayment shall be made as described in such sections.

2.6 Other Payment Terms.

(a) Place and Manner. Borrower shall authorize Lender to cause all payments due to Lender hereunder, whether such payments are on account of the Loans, expenses, fees or other payments due Lender, to be made through an ACH funds transfer arrangement reasonably acceptable to Lender, in lawful money of the United States, in good same day or immediately available funds to an account designated by Lender. Borrower shall execute and deliver the ACH Authorization Form substantially in the form of Exhibit E hereto, which shall authorize Lender to take all steps necessary or desirable to cause payments due Lender by Borrower hereunder to be made via an ACH system. In the event the ACH payment arrangement is terminated for any reason, Borrower shall make all payments due to Lender by payments to Lender at the address specified in Section 11, in lawful money of the United States and in good same day or immediately available funds.

(b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(c) Default Rate. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Loan Documents (including principal, interest, the Final Payment payable with respect to any Loan, and any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Default are cured, as applicable, at a per annum rate equal to the Default Rate. All computations of such interest shall be based on a year of three hundred sixty (360) days for actual days elapsed.

2.7 Minimum Funding Amount. Except with the prior consent of Lender, in Lender’s sole discretion, the amount of the requested Loan shall not be less than the Minimum Funding Amount.

2.8 Crediting Payments. The receipt by Lender of any wire transfer of funds, funds transfer, check, or other item of payment including ACH initiated debits shall be immediately applied conditionally to reduce Obligations, but shall not be considered a payment on account unless (i) such item of payment is of immediately available federal funds and (ii) other than with respect to an ACH initiated debit, is made to the appropriate deposit account of Lender or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or other payment received by Lender after 11:00 a.m. California time shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day.

2.9 Term. This Agreement shall become effective upon execution by Lender and Borrower, and shall continue in full force and effect during the Term. Notwithstanding the foregoing, Lender shall have the right to terminate this Agreement immediately and without notice upon the occurrence and continuance of an Event of Default.

3. CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Loan. The obligation of Lender to make the initial Loan is subject to the condition precedent that Lender shall have received, in form and substance satisfactory to Lender, all of the following:

(a) This Agreement duly executed by Borrower.

(b) The Warrants to be issued to Lender and LCP-IV duly executed by Borrower.

(c) The ACH Authorization Form in the form of Exhibit F attached hereto duly executed and delivered by Borrower.

(d) Copies of the contracts and agreements referenced in Section 5.14 that are required by Section 5.14 to have been delivered to Lender, and any third party consents related thereto required by Lender in connection with such contracts and agreements.

(e) An officer’s certificate of Borrower with copies of the following documents attached: (i) the certificate of incorporation and by-laws of Borrower certified by Borrower as being in full force and effect on the Funding Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of this Agreement and each of the other Loan Documents.

(f) A good standing certificate from Borrower’s state of incorporation and the state in which Borrower’s principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

(g) The insurance coverage required by Section 6.9 of this Agreement.

(h) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrants and the other Loan Documents in form and substance reasonably acceptable to Lender.

(i) Payment of any unreimbursed Lender’s Expenses.

(j) Such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

3.2 Conditions Precedent to all Loans. The obligation of Lender to make each Loan, including the initial Loan, is further subject to the following conditions:

(a) Evidence that no Default or Event of Default shall have occurred and be continuing.

(b) Borrower shall have provided to Lender with respect to the Collateral, original vendor invoices, bills of sale, receipts, agreements, proof of payment, and other documents as Lender shall reasonably request to evidence the ownership by Borrower of, the payment in full of the purchase price of, and the fair market value of, such Collateral, each in form and substance reasonably satisfactory to Lender. Borrower shall notify Lender in writing with respect to a request for funding for general corporate purposes as set forth in Section 2.2(a).

(c) Borrower and Lender shall have executed a Loan Agreement Supplement with respect to the proposed Loan.

(d) Lender shall have received such documents, instruments and agreements, including UCC financing statements or amendments to UCC financing statements, as Lender shall reasonably request to evidence the perfection and priority of the security interests granted to Lender pursuant to Section 4.

(e) Borrower shall have delivered to Lender a subordination agreement, release, or estoppel letter, as appropriate, from any Person having an existing Lien superior to the Lien of Lender on any item of Collateral.

(f) Such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

3.3 Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Lender each item required to be delivered to Lender as a condition to the Loan, if such Loan is advanced. Borrower expressly agrees that the extension of such Loan prior to the receipt by Lender of any such item shall not constitute a waiver by Lender of Borrower’s obligation to deliver such item.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower grants to Lender a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents.

4.2 Duration of Security Interest. Lender’s security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate; provided, however, if any item of Collateral is subject to an Event of Loss, then following the prepayment of the Loan with respect to such item pursuant to Section 2.5, Lender shall release its security interest in such item of Collateral. Lender shall, at Borrower’s sole cost and expense, execute such further documents and take such further actions as may be necessary to effect the release contemplated by this Section 4.2, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

4.3 Possession of Collateral. So long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lender for perfection of their security interest therein) and shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

4.4 Markings on the Collateral. At Lender’s request at any time during the Term of the Loan (including any extension thereof), Borrower shall place in a conspicuous location on each item of Collateral a plaque or other marking to be supplied by Lender which reads substantially as follows:

Lighthouse Capital Partners V, L.P. has a first priority security interest in this item of equipment.

Such plaque or other marking shall not be removed (or if removed or damaged such plaque or other marking shall be replaced) until the security interest in favor of Lender in such item of Collateral is terminated pursuant to this Agreement.

4.5 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Lender, all financing statements and other documents such Lender may reasonably request, in form satisfactory to Lender, to perfect and continue Lender’s perfected security interests in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents.

4.6 Right to Inspect. Lender (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours, to inspect Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5. REPRESENTATIONS AND WARRANTIES

Borrower represents, warrants and covenants as follows:

5.1 Due Organization and Qualification. Borrower is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which the Collateral is located, except for such states as to which any failure so to qualify would not have a material adverse effect on Borrower.

5.2 Authority. Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, the Loan Documents to which it is a party. Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

5.3 Subsidiaries. Borrower has no Subsidiaries, except those listed in Schedule 2 hereto.

5.4 Conflict with Other Instruments, etc. Neither the execution and delivery of any Loan Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the certificate of incorporation and the by-laws, or other organizational documents of Borrower or any material violation of any law applicable to Borrower or any regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to Borrower or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

5.5 Authorization; Enforceability. The execution and delivery of this Agreement, the granting of the security interest in the Collateral, the incurring of the Loans, the execution and delivery of the other Loan Documents to which Borrower is a party and the consummation of the transactions herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. The Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

5.6 No Prior Encumbrances. Borrower has good and marketable title to the Collateral, free and clear of Liens, except for the first priority lien held by the Lender and except for other Permitted Liens. Borrower has not acquired any part of the Collateral from an assignor outside the ordinary course of such assignor’s business.

5.7 Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the address set forth in Section 11. The Collateral is presently located at the addresses set forth in Section 11 or as listed on Schedule 2 hereof.

5.8 Litigation. There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could have a material adverse effect on Borrower or the aggregate value of the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings.

5.9 Financial Statements. All financial statements relating to Borrower or any Affiliate that have been or may hereafter be delivered by Borrower to Lender present fairly in all material respects Borrower’s financial condition as of the date thereof and Borrower’s results of operations for the period then ended.

5.10 Solvency. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

5.11 Taxes. Borrower has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes that are due and payable, except for such taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been created in accordance with generally accepted accounting principles.

5.12 Consents and Approvals. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

5.13 Trademarks, Patents, Copyrights, Franchises and Licenses. Borrower licenses, possesses and/or owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

5.14 Material Contracts. Borrower has disclosed to Lender in writing all currently effective material contracts and material agreements (whether written or oral) to which Borrower is a party. There are no material defaults under any such contract or agreement by Borrower. Borrower has delivered to Lender true and correct copies of all such contracts or agreements with respect to any Indebtedness of Borrower (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

5.15 Full Disclosure. No representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6. AFFIRMATIVE COVENANTS

Borrower covenants and agrees that, until the full and complete payment of the Obligations and the termination of the Commitments, Borrower shall do all of the following:

6.1 Good Standing. Borrower shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on the financial condition, operations or business of Borrower. Borrower shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

6.2 Government Compliance. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could materially adversely affect the financial condition, operations or business of Borrower.

6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Lender: (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Borrower’s operations during such period, certified by a Responsible Officer; (b) commencing with the 2003 fiscal year, as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower’s fiscal year, audited financial statements of Borrower prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Lender; (c) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Borrower; and (e) such other financial information as Lender may reasonably request from time to time.

6.4 Certificates of Compliance. Each time financial statements are furnished pursuant to Section 6.3 above, there shall be delivered to Lender a certificate signed by a Responsible Officer (each an “Officer’s Certificate”) with respect to such financial reports to the effect that: (i) no Event of Default or Default has occurred and is continuing hereunder since the date of this Agreement or, if later, since the date of the prior Officer’s Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Borrower proposes to take with respect thereto, and (ii) Borrower is in compliance with the provisions of Sections 6 and 7.

6.5 Notice of Event of Loss. As soon as possible, and in any event within ten (10) days thereafter, Borrower shall notify Lender in writing in reasonable detail of any Event of Loss.

6.6 Notice of Defaults. As soon as possible, and in any event within five (5) days after the discovery of a Default or an Event of Default provide Lender with an Officer’s Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

6.7 Taxes. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits; provided that Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is adequately reserved against by Borrower.

6.8 Use; Maintenance.

(a) Borrower, at its expense, shall make all necessary site preparations and cause the Collateral to be operated in accordance with any applicable manufacturer’s manuals or instructions. So long as no Default or Event of Default has occurred and is continuing, Borrower shall have the right to quietly possess and use the Collateral as provided herein without interference by Lender (except as necessary to protect Lender’s security interest in the Collateral).

(b) Borrower, at its expense, shall maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral, regardless of the cause. If maintenance is mandated by manufacturer, Borrower shall obtain and keep in effect, at all times during the Term maintenance service contracts with suppliers approved by Lender, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Collateral. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Borrower with the result that no Lien will attach to the Collateral.

6.9 Insurance.

(a) Borrower, at its own expense, shall obtain and maintain in amounts and coverages reasonably satisfactory to Lender (a) insurance against loss or damage to the Collateral, (b) commercial general liability insurance, including contractual liability, products liability and completed operations coverage according to standard industry practices, and (c) such other insurance against such other risks of loss and with such terms as shall be reasonably satisfactory to or reasonably required by Lender as to carriers, amounts and otherwise. The amount of insurance covering loss or damage to the Collateral shall be the greater of (i) outstanding balance of the Loan Amount with respect to such Collateral or (ii) replacement cost of the Collateral.

(b) The amount of commercial general public liability insurance (other than products liability coverage and completed operations insurance) shall be at least Two Million Dollars ($2,000,000) per occurrence. The amount of such products liability and completed operations insurance shall be at least Two Million Dollars ($2,000,000) per occurrence. The general public liability insurance may be maintained through use of an “umbrella” (excess liability) policy, provided that such “umbrella” policy together with the primary policy which it supplements shall provide coverage in the aggregate meeting the requirements of this Section. The deductible with respect to insurance against loss or damage to the Collateral and product liability insurance shall not exceed Twenty-five Thousand Dollars ($25,000); otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Lender. Each such insurance policy shall: (i) name Lender loss payee or additional insured, as appropriate, (ii) provide for insurer’s waiver of its right of subrogation against Lender and Borrower, (iii) provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Borrower and waive set-off, counterclaim or offset against Lender, (iv) provide that Borrower’s insurance shall be primary without a right of contribution of Lender’s insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and (v) require the insurer to give Lender at least thirty (30) days prior written notice of cancellation. Borrower shall, on or prior to the first disbursement of funds hereunder and prior to each policy renewal, furnish to Lender certificates of insurance. Borrower shall give Lender prompt notice of any damage to, or loss of, any Collateral.

6.10 Loss; Damage; Destruction and Seizure.

(a) Borrower shall bear the risk of the Collateral being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever at any time until the expiration or termination of the Term.

(b) If during the Term any item of Collateral becomes obsolete or is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever for a period equal to at least the remainder of the Term (an “Event of Loss”), then in each case Lender shall receive from the proceeds of insurance maintained pursuant to Section 6.9, from any award paid by the seizing governmental authority or, to the extent not received from the proceeds of insurance or award or both, from Borrower, on or before the Payment Date next succeeding such Event of Loss, an amount equal to the sum of: (i) the pro rata portion of all unpaid and remaining Interim Payments and/or Scheduled Payments with respect to the Loans outstanding and due hereunder related to the specific item(s) of Collateral which were the subject of an Event of Loss, and (ii) the pro rata portion of Final Payment related to the Loans outstanding and due hereunder related to the item(s) of Collateral which were the subject of an Event of Loss, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to such item(s) of Collateral which were the subject of an Event of Loss, including interest at the Default Rate with respect to any past due amounts. On the date of receipt by Lender of the amount specified above with respect to each such item of Collateral subject to an Event of Loss, this Agreement shall terminate as to such specific items of Collateral. Except as provided in Section 6.10(c), any proceeds of insurance maintained by Borrower pursuant to Section 6.9 and received by Borrower up to the amount calculated in the previous sentence shall be paid to Lender promptly upon their receipt by Borrower, net of any sums previously furnished by Borrower to Lender on account of an Event of Loss under this Section 6.10(b). If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section 6.10, Lender shall promptly remit to Borrower the amount in excess of the amount owed to Lender.

(c) So long as no Event of Default has occurred and is continuing, any proceeds of insurance maintained pursuant to Section 6.9 received by Lender or Borrower with respect to an item of Collateral, the repair or replacement of which is practicable, shall, at the election of Borrower, be applied either to the repair or replacement of such Collateral or, upon Lender’s receipt of evidence of the repair or replacement of the Collateral reasonably satisfactory to Lender, to the reimbursement of Borrower for the cost of such repair or replacement. All replacement parts and equipment acquired by Borrower in replacement of Collateral pursuant to this Section 6.10(c) shall immediately become part of the Collateral upon acquisition by Borrower. Borrower shall take such actions and provide such documentation as may be reasonably requested by Lender to protect and preserve their first priority security interest and otherwise to avoid any impairment of Lender’s rights under the Loan Documents in connection with such repair or replacement.

6.11 Consultation Rights. Up and until a Liquidation Event and subject to the limitations set forth in subsections (b) and (c) of this Section 6.11, Borrower shall permit Lender to participate in the deliberations of Borrower’s management and attempt to influence the conduct of Borrower’s management through the exercise, at reasonable times, of the following consultation rights:

(a) Lender shall be entitled to consult with and advise Borrower’s management on significant business issues, including management’s proposed annual operating plans, and management will meet with Lender regularly during each year at mutually agreeable times (at least twice per calendar year) for such consultation and advice and to review progress and operating results.

(b) In addition to its rights under Section 4.6, Lender may request information at reasonable times and intervals concerning Borrower’s financial condition and operations, provided that access to highly confidential proprietary information need not be provided unless otherwise required or consented to under this Agreement.

(c) Borrower shall provide Lender’s designated representative copies of all notices, minutes, consents and other material that Borrower provides to its board of directors. The representative may be excluded from access to any material or meeting or portion thereof if Borrower believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons, provided that access is not otherwise required pursuant to another provision of this Agreement. Upon reasonable notice and at a scheduled meeting of the Board of Directors or such other time, if any, as the Board of Directors may determine in its sole discretion, such representative may address the Board of Directors with respect to Lender’s concerns regarding significant business issues facing Borrower.

(d) The rights of Lender under this Section 6.11 to consult with and advise Borrower concerning significant business issues shall not be deemed or urged by Borrower to vest Lender with the power or right to control the conduct of management of Borrower. Borrower agrees that nothing in this Section 6.11 relieves Borrower’s management or Board of Directors of their respective fiduciary duties under applicable law.

Notwithstanding the foregoing provisions of this Section 6.11, Lender’s rights granted herein shall not extend to, and Borrower agrees that Lender shall have no control, management or influence over Borrower of any kind respecting, any matter concerning: (i) the payment of any vendor or creditor of the Borrower, (ii) the content of any document filed with the Securities and Exchange Commission or any other state or federal regulatory body or agency, (iii) the transport, handling or storage of any material or waste designated as hazardous or otherwise regulated or controlled under any law, regulation or ordinance, (iv) payroll tax, (v) pension plans, or (vi) the termination of non-executive employees.

6.12 ACH Further Assurances. In addition to and without limitation of Section 6.14, Borrower agrees that it shall provide Lender with not less than thirty (30) days prior written notice of the closure or planned depletion of any account designated as an account for ACH debits and/or credits on the ACH Authorization Form executed and delivered by Borrower to Lender. Borrower further agrees that should it establish any other accounts in substitution for such closed or depleted accounts, or shall otherwise establish any new deposit or operating accounts from which payments hereunder may be made, it shall notify Lender of the same and at Lender’s request, Borrower shall execute a new ACH Authorization Form in favor of Lender granting Lender authority to create ACH debit and/or credit entries in such accounts for the purposes of effecting payments under Section 2.7(a). Borrower shall take all steps reasonably requested by Lender to maintain an ACH payment arrangement with Lender for so long as any Obligations remain outstanding.

6.13 Litigation. Borrower will promptly notify Lender in writing if any action, proceeding or governmental investigation involving Borrower is commenced that may result in damages or costs to Borrower of Two Hundred Fifty Thousand Dollars ($250,000) or more or that could have a material adverse effect on Borrower or the aggregate value of the Collateral or the priority of Lender’s security interest in the Collateral.

6.14 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lender to effect the purposes of this Agreement.

7. NEGATIVE COVENANTS

Borrower covenants and agrees that until the full and complete payment of the Obligations and termination of the Commitments, Borrower will not do any of the following:

7.1 Chief Executive Office; Location of Collateral. Change Borrower’s name, change the state of incorporation, chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of Borrower’s business, the Collateral or the records concerning the Collateral from the premises listed on the cover page without thirty (30) days prior written notice to Lender.

7.2 Extraordinary Transactions and Disposal of Assets. Enter into any transaction not in the ordinary and usual course of Borrower’s business, including the sale, lease, license or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of Borrower’s assets, other than (i) sales of inventory in the ordinary and usual course of Borrower’s business as presently conducted and (ii) sales or other dispositions in the ordinary course of business of assets, other than Collateral, that have become worn out or obsolete or that are promptly being replaced.

Notwithstanding anything contained in this Section 7.2, the Borrower may do any of the following: (i) transfer licenses and similar arrangements for use of its intellectual property, in arm’s length transactions, in the ordinary course of its business for adequate consideration (ii) declare and make any dividend payment payable in its equity securities, (iii) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor, (iv) repurchase stock from former employees of Borrower in accordance with the terms of repurchase, vesting or similar agreements between Borrower and such employees in its ordinary course of business in an amount not to exceed Fifty Thousand Dollars ($50,000), (v) repurchase equity securities with the proceeds from the issuance of equity securities, (vi) repurchase, redeem, retire, defease or otherwise acquire for value equity securities in connection with or pursuant to any employees benefit plan or stock option plan of the Borrower, and (vii) enter into a Liquidation Event provided the applicable provisions of Section 2.5 above are met to Lender’s satisfaction and provided no Event of Default has occurred and is continuing and is not otherwise caused thereby.

7.3 Restructure. Make any material change in Borrower’s financial structure or business operations; cause, permit, or suffer any material change in Borrower’s ownership (other than through the sale of preferred stock to equity investors or an event as set forth in clause (iv) of the definition of Liquidation Event); or suspend operation of Borrower’s business.

7.4 Liens. Create, incur, assume or suffer to exist any Lien or any other encumbrance of any kind with respect to any of its Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

8. EVENTS OF DEFAULT

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1 Payment Default. If Borrower fails to pay within three (3) days of the date when due and payable or when declared due and payable in accordance with the Loan Documents, any portion of the Obligations.

8.2 Certain Covenant Defaults. If Borrower fails to perform any obligation under Sections 6.9, 6.10 or 6.11, or violates any of the covenants contained in Section 7 of this Agreement.

8.3 Other Covenant Defaults. If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after the occurrence of such default.

8.4 Attachment. If (i) any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or (ii) Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or (iii) a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or (iv) a notice of lien, levy, or assessment is filed of record by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, which encompasses or encumbers any items of Borrower’s property which are then Collateral and the same is not paid within ten (10) days after Borrower receives notice thereof; provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower.

8.5 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness.

8.6 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days.

8.7 Redemption or Repurchase. Borrower shall, after the date of this Agreement, redeem or repurchase (a) any shares of any class or series of its preferred stock or (b) more than Fifty Thousand Dollars ($50,000) in the aggregate of common stock, in each case whether pursuant to a mandatory redemption or otherwise; provided however, that if with respect to the Borrower’s Series B Convertible Preferred Stock, issued and outstanding on the date hereof (the “Series B Stock”), such Series B Stock shall be required to be redeemed or requested by the holders thereof to be redeemed in one or more redemptions in accordance with the terms for redemption set forth in Borrower’s Amended and Restated Certificate of Incorporation as currently filed in the State of Delaware (the “Charter”) (a “Redemption”) while any Obligations remain outstanding hereunder or under any of the Loan Documents and (i) Lender is provided not less than sixty (60) days prior written notice of such pending or requested Redemption, and (ii) such Redemption shall not result in Borrower’s available cash and cash equivalents aggregating less than Three Million Dollars immediately subsequent to such Redemption, then in such event such Redemption shall not constitute an Event of Default solely with respect to this Section 8.7.

8.8 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty, representation, statement, or report made to Lender by Borrower by any executive officer, authorized agent, or director of Borrower which relates to the Borrower or the transactions contemplated by the Loan Documents.

8.9 Breach of Warrants. If Borrower shall materially breach the terms of the Warrants.

8.10 Enforceability. If any Loan Document shall in any material respect cease to be, or Borrower shall assert that any Loan Document is not, a legal, valid and binding obligation of Borrower enforceable against the Borrower in accordance with its terms.

8.11 Involuntary Bankruptcy or Insolvency. If a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding.

8.12 Voluntary Bankruptcy or Insolvency. If Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or is insolvent, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

9. LENDER’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and continuance of any Default or Event of Default, Lender shall have no further obligation to advance money or extend credit to or for the benefit of Borrower. In addition, upon the occurrence and during the continuance of an Event of Default, Lender shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limitation of the foregoing, Lender may, at its election, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, including all remaining Interim and/or Scheduled Payments and the Final Payment due pursuant to each Loan, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.11 or 8.12 all Obligations shall become immediately due and payable without any action by Lender);

(b) Without notice to or demand upon Borrower, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Borrower authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender’s determination appears to be prior or superior to their security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Lender’s rights or remedies provided herein, at law, in equity, or otherwise;

(c) Without notice to Borrower, set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower;

(d) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender’s exercise of their rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Lender’s benefit;

(e) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Lender determines are commercially reasonable;

(f) Lender may credit bid and purchase at any public sale; and

(g) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

9.2 Effect of Sale. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the Property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming the Property sold or any part thereof under, by or through Borrower, its successors or assigns.

9.3 Power of Attorney in Respect of the Collateral. Borrower does hereby irrevocably appoint Lender (which appointment is coupled with an interest) on the occurrence and continuance of an Event of Default, the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name: (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under Section 4 with full power to settle, adjust or compromise any claim thereunder as fully as if Lender were Borrowers themselves, (b) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into such Lender’s possession or under such Lender’s control, (c) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (d) in Lender’s discretion to file any claim or take any other action or proceedings, either in its own name or in the name of Borrower or otherwise, which Lender may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lender in and to the Collateral, or (e) to otherwise act with respect thereto as though Lender were the outright owner of the Collateral.

9.4 Lender’s Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Lender may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in Borrower’s loan account as Lender deems necessary to protect Lender from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.9 of this Agreement, and take any action with respect to such policies as Lender deem prudent. Any amounts paid or deposited by Lender shall constitute Lender’s Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement.

9.5 Remedies Cumulative. Lender’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

9.6 Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of or received by Lender after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

(a) First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Lender;

(b) Second, to the payment to Lender of the amount then owing or unpaid on the Loans including Scheduled Payments, the Final Payment, and all other payment Obligations with respect to all Loans, provided, however, in the event such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then to the unpaid interest thereon, then to unpaid principal thereof, then to the Final Payment with respect to the Loans, and then to the payment of other amounts then payable to Lender under any of the Loan Documents on account of any other Obligations then outstanding; and

(c) Third, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

9.7 Reinstatement of Rights. If Lender shall have proceeded to enforce any right under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lender shall be restored to their former position and rights hereunder with respect to the Property subject to the security interest created under this Agreement.

10. WAIVERS; INDEMNIFICATION

10.1 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrower may in any way be liable.

10.2 Lender’s Liability for Collateral. So long as Lender complies with its obligations, if any, under Section 9207 of the Code, Lender shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

10.3 Indemnification. Whether or not the transactions contemplated hereby shall be consummated:

(a) General Indemnity. Borrower shall pay, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender’s Expenses and reasonable attorney’s fees) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of an Indemnified Person.

(b) Survival; Defense. The obligations in this Section 10.3 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person’s sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.3 shall be paid within thirty (30) days after written demand.

11. NOTICES

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid facsimile to Borrower or to Lender, as the case may be, at their respective addresses set forth below:

If to Borrower:	Codexis, Inc. 200 Penobscot Drive Redwood City, California 94063 Attention: Chief Financial Officer FAX: (650) 298-5449

With a copy to:

Patrick A. Pohlen, Esq. Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, California 94025 FAX: (650) 463-2600

If to Lender:	Lighthouse Capital Partners V, L.P. 500 Drake’s Landing Road Greenbrae, California 94904-3011
Attention: Contract Administration FAX: (415) 925-3387

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Lender’s prior written consent including any consent provided under Section 2.5(c) with respect to certain Liquidation Events, which consent may be granted or withheld in Lender’s sole discretion generally or under the provisions of Section 2.5, as the case may be. Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in such Lender’s rights and benefits hereunder.

12.2 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

12.3 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

12.4 Entire Agreement; Construction; Amendments and Waivers.

(a) This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

(b) This Agreement is the result of negotiations between and has been reviewed by each of Borrower and Lender executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender. Borrower and Lender agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower’s or Lender’s actual intentions.

(c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Lender and Borrower. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 12.4 shall be binding upon Lender and on Borrower.

12.5 Reliance by Lender. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

12.6 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in Section 10.3 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lender have run.

13. No Original Issue Discount. Borrower and Lender hereby acknowledge and agree that the Warrants (the “Warrants”) to purchase stock transferred to Lender under the Warrants to purchase stock is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code which includes the Loans. Borrower and Lender further agree as between Borrower and Lender, that the fair market value of the Warrants is equal to US$100 and that, pursuant to Treas. Reg. § 1.1273-2(h), US$100 of the issue price of the investment unit will be allocable to the Warrants and the balance shall be allocable to the Loans. Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg. § 1.1273, the original issue discount on the Loans shall be considered to be zero.

14. Relationship of Parties. Borrower and Lender acknowledge, understand and agree that the relationship between the Borrower, on the one hand, and Lender, on the other, is, and at all times shall remain solely that of a borrower and lender. Lender shall not under any circumstances be construed to be a partner or joint venturer of Borrower or any of its Affiliates; nor shall the Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lender does not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

15. Choice of Law and Venue; Jury Trial Waiver. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER:		LENDER:

CODEXIS, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Tassos Gianakakos	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
Name:	T. Gianakakos

Title:	VP Finance & Corporate Development	By:	/s/ Dennis Ryan

		Name:	Dennis Ryan

		Title:	Chief Operating Officer

Exhibit A	- Collateral
Exhibit B-1 and B-2	- Warrants
Exhibit C	- Loan Agreement Supplement
Exhibit D	- Ancillary Documents
Exhibit E	- ACH Authorization Form

Schedule 1 – Existing Liens

Schedule 2 – Subsidiaries and Collateral Locations

EXHIBIT A

DEBTOR/BORROWER:	Codexis, Inc.

SECURED PARTY/LENDER:	Lighthouse Capital Partners V, L.P.

COLLATERAL

The Collateral shall consist of all right, title and interest of Debtor in and to all the following:

All right, title, interest, claims and demands of Debtor in and to each and every item of equipment, fixtures or personal property that is financed pursuant to Loan and Security Agreement 3771 by and between Debtor and Secured Party, including without limitation, the equipment, fixtures and personal property described in Annex A attached hereto whether now owned or hereafter acquired, wherever located, together with all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all of such equipment, fixtures or personal property together with all the rents, issues, income, profits and avails therefrom and all of the products and proceeds thereof, including without limitation, insurance, proceeds of insurance, proceeds of proceeds, condemnation, requisition or similar payments, and all proceeds from sales, renewals, releases or other dispositions thereof.

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ANNEX A

TO

EXHIBIT A

The following represent further specific descriptions of the Financed Equipment:

Financed Equipment

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EXHIBITS B-1 AND B-2

WARRANTS

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EXHIBIT B-1

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

COMMON STOCK PURCHASE WARRANT

Warrant No.	Number of Shares: 23,088

CODEXIS, INC.

Effective as of February 12, 2004

Void after February 12, 2011

1. Issuance. This Common Stock Purchase Warrant (the “Warrant”) is issued to LIGHTHOUSE CAPITAL PARTNERS V, L.P. by CODEXIS, INC., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company at a price per share of $0.40 (the “Purchase Price”), 23,088 fully paid and nonassessable shares of Common Stock, $0.0001 par value, of the Company (the “Common Stock”).

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. Payment of Purchase Price. The Purchase Price may be paid (a) in cash or by check, or (b) by any combination of the foregoing.

4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X=	Y(A-B) A

where: X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.

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Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =	the Fair Market Value (defined below) of one share of Common Stock as determined at the time the net issue election is made pursuant to this Section 4.

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Common Stock as of the date that the net issue election is made (the “Determination Date”) shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date; and

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Common Stock, then the Company shall pay cash equal to the product of such fraction multiplied by the Common Stock’s fair market value (as determined by the Board of Directors) on the date of exercise.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on February 12, 2011, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

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8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance in accordance with the terms hereof, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Antidilution Rights. The other antidilution rights applicable to the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Common Stock without such Holder’s prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

11. Dissolutions, Liquidations, Mergers or Changes in Control.

(a) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify the Holder as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, the Warrant will terminate immediately prior to the consummation of such proposed action.

(b) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, the Warrant shall be assumed or an equivalent warrant substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation in a merger or Change in Control refuses to assume or substitute for the Warrant, then the Company shall notify the Holder in accordance with the provisions of Section 13 hereof of the pending Change of Control and Holder may then elect to exercise the Warrant not less than three (3) days prior to the effective date of the Change of Control.

(c) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

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(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company as of the date of issuance of this initial Warrant to the initial Holder:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

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(d) As long as obligations under the Loan and Security Agreement No. 3771 between the Company and Lighthouse Capital Partners V, L.P. dated as of February 11, 2004 (the “Loan Agreement”) are outstanding, the Company will provide to the Holder the financial and other information described in the Loan Agreement.

(e) As of the date hereof, the authorized capital stock of the Company consists of (i) 18,500,000 shares of Common Stock, of which 1,003,427 shares are issued and outstanding, 2,996,573 shares are reserved for issuance upon the exercise of options issued pursuant to the Company’s 2002 Stock Plan and 46,176 shares are reserved for issuance upon the exercise of warrant, (ii) 6,000,000 shares of Series A Preferred Stock, of which 6,000,000 are issued and outstanding shares, and (iii) 8,101,102 shares of Series B Redeemable Preferred Stock, of which 8,101,101 are issued and outstanding shares. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. At Holder’s request, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.

16. Representations and Covenants of the Holder. This Common Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations, warranties and covenants of the Holder, which by its execution hereof each Holder hereby confirms:

(a) Investment Purpose. The right to acquire Common Stock contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

(c) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 16.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

17. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly

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executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

18. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

19. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

20. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

21. Business Days. If the last or appointed day for the taking of any action required of the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

22. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

CODEXIS, INC.

By:

Name:

Title:

6

Subscription

To:	Date:

The undersigned hereby subscribes for                      shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase              shares of Common Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1

Assignment

For value received                                          hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                          its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

In the Presence of:

1

EXHIBIT A

Amended and Restated Certificate of Incorporation

See attached pages.

1

EXHIBIT B

Capitalization Table

1

EXHIBIT B-2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

COMMON STOCK PURCHASE WARRANT

Warrant No. ___________	Number of Shares: 23,088

CODEXIS, INC.

Effective as of February 12, 2004

Void after February 12, 2011

1. Issuance. This Common Stock Purchase Warrant (the “Warrant”) is issued to LIGHTHOUSE CAPITAL PARTNERS IV, L.P. by CODEXIS, INC., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company at a price per share of $0.40 (the “Purchase Price”), 23,088 fully paid and nonassessable shares of Common Stock, $0.0001 par value, of the Company (the “Common Stock”).

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. Payment of Purchase Price. The Purchase Price may be paid (a) in cash or by check, or (b) by any combination of the foregoing.

4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X=	Y(A-B) A

where: X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.

1

Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

A =	the Fair Market Value (defined below) of one share of Common Stock as determined at the time the net issue election is made pursuant to this Section 4.

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

“Fair Market Value” of a share of Common Stock as of the date that the net issue election is made (the “Determination Date”) shall mean:

(i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date; and

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Common Stock, then the Company shall pay cash equal to the product of such fraction multiplied by the Common Stock’s fair market value (as determined by the Board of Directors) on the date of exercise.

7. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on February 12, 2011, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

2

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance in accordance with the terms hereof, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. Antidilution Rights. The other antidilution rights applicable to the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Common Stock without such Holder’s prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

11. Dissolutions, Liquidations, Mergers or Changes in Control.

(a) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify the Holder as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, the Warrant will terminate immediately prior to the consummation of such proposed action.

(b) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, the Warrant shall be assumed or an equivalent warrant substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation in a merger or Change in Control refuses to assume or substitute for the Warrant, then the Company shall notify the Holder in accordance with the provisions of Section 13 hereof of the pending Change of Control and Holder may then elect to exercise the Warrant not less than three (3) days prior to the effective date of the Change of Control.

(c) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

3

(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company as of the date of issuance of this initial Warrant to the initial Holder:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

4

(d) As long as obligations under the Loan and Security Agreement No. 3771 between the Company and Lighthouse Capital Partners V, L.P. dated as of February 11, 2004 (the “Loan Agreement”) are outstanding, the Company will provide to the Holder the financial and other information described in the Loan Agreement.

(e) As of the date hereof, the authorized capital stock of the Company consists of (i) 18,500,000 shares of Common Stock, of which 1,003,427 shares are issued and outstanding, 2,996,573 shares are reserved for issuance upon the exercise of options issued pursuant to the Company’s 2002 Stock Plan and 46,176 shares are reserved for issuance upon the exercise of warrant, (ii) 6,000,000 shares of Series A Preferred Stock, of which 6,000,000 are issued and outstanding shares, and (iii) 8,101,102 shares of Series B Redeemable Preferred Stock, of which 8,101,101 are issued and outstanding shares. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. At Holder’s request, not more than once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.

16. Representations and Covenants of the Holder. This Common Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations, warranties and covenants of the Holder, which by its execution hereof each Holder hereby confirms:

(a) Investment Purpose. The right to acquire Common Stock contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

(c) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 16.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

17. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly

5

executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

18. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

19. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

20. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

21. Business Days. If the last or appointed day for the taking of any action required of the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

22. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

CODEXIS, INC.

By:

Name:

Title:

6

Subscription

To:	Date:

The undersigned hereby subscribes for                      shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase                      shares of Common Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1

Assignment

For value received                                          hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                          its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

In the Presence of:

1

EXHIBIT A

Amended and Restated Certificate of Incorporation

See attached pages.

1

EXHIBIT B

Capitalization Table

1

EXHIBIT C

LOAN AGREEMENT SUPPLEMENT NO. 01 dated

Borrower: CODEXIS, INC., a Delaware corporation

Lender: LIGHTHOUSE CAPITAL PARTNERS V, L.P.

Loan and Security Agreement No.: 3771

Transaction Number:                 -

Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

The amount being advanced under this Supplement is $        . The Loan Commencement Date is             . The Funding Date shall be the date the amount to be advanced hereunder is disbursed to the Borrower and shall be set forth in the Summary of Loan Agreement Supplement.

Attached as Annex A hereto is a list of equipment added to the Collateral financed under the Loan Agreement. This Collateral is located at:

Attached as Annex B hereto is the Summary of Loan Agreement Supplement.

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Lender to endorse in its books and records, the Loan Factor applicable to the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Summary of Loan Agreement Supplement; (b) the representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct on the date hereof and will be true and correct on the Funding Date; (c) Borrower has met or will by the Funding Date meet all conditions set forth in Section 3 of the Loan Agreement; (d) Borrower is now, and on the Funding Date will be, in compliance with the covenants and the requirements contained in Sections 6 and 7 of the Loan Agreement; and (e) no Default or Event of Default has occurred and is continuing under the Loan Agreement.

This Loan Agreement Supplement is being delivered in the State of California.

This Loan Agreement Supplement may be executed by Borrower and Lender in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Loan Agreement Supplement to be duly executed and delivered as of this day and year first above written.

BORROWER:	LENDER:

CODEXIS, INC.	LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
Name:

Title:	By:

Name:

Annex A – List of Collateral Annex B – Summary of Loan Agreement Supplement	Title:

ANNEX A

The following represent further specific descriptions of the Collateral:

List of Collateral

ANNEX B

SUMMARY OF LOAN AGREEMENT SUPPLEMENT NO. 01 dated

Borrower: CODEXIS, INC., a Delaware corporation

Lender: LIGHTHOUSE CAPITAL PARTNERS V, L.P.

Loan and Security Agreement No.: 3771

Transaction Number:                     -

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Funding Date:	, 200

Loan Commencement Date:	, 200

Original Loan Amount:	$

Interim Payment:	$

Loan Factor:	[2.3042% subject to adjustment as set forth in the definition of Basic Rate]

Scheduled Payments*:	48 payments of $ each, payable monthly in advance

Amount of Scheduled Payment paid in advance:	$

Final Payment*:	An additional amount equal to the Final Payment Percentage multiplied by the original Loan Amount then in effect, shall be paid on the Maturity Date with respect to such Loan.

LENDER:

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner

By:

Name:

Title:

EXHIBIT D

ANCILLARY DOCUMENTS

Officer’s Certificate

Insurance Request form

CODEXIS, INC.

OFFICER’S CERTIFICATE

The undersigned, Alan Shaw, hereby certifies that:

1. He/She is the duly elected and acting Chief Executive Officer of CODEXIS, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Alan Shaw	Chief Executive Officer

Tassos Gianakakos	Chief Financial Officer

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on February 12, 2004.

CODEXIS, INC.

By:

Name:

Title:

I, the Chief Financial Officer of the Company, do hereby certify that Alan Shaw is the duly qualified, elected and acting Chief Executive Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate on February 12, 2004.

CODEXIS, INC.

By:

Name:

Title:

EVIDENCE OF INSURANCE

RE:	Loan and Security Agreement No. 3771 (“Agreement”)

Please submit the attached Certificate of Insurance to your Insurance Broker as soon as possible.

Please note that the Certificate of Insurance is required prior to funding.

To:	Broker: Please prepare a Certificate of Insurance as described and send to Certificate Holder via fax and regular mail below.
From: Codexis, Inc.

CERTIFICATE OF INSURANCE	DATE (MM/DD/YY)
PRODUCER

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE
INSURED Codexis, Inc.	INSURER A:
INSURER B:
INSURER C:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	EFFECTIVE DATE (MM/DDYY)	EXPIRATION DATE (MM/DD/YY)	LIMITS
A	X GENERAL LIABILITY				EACH OCCURRENCE		$2,000,000
	COMMERCIAL GENERAL LIABILITY				FIRE DAMAGE (Any one fire)	$	included
	CLAIMS MADE X OCCUR				MED EXP (Any one Person)		$10,000
					PERSONAL & ADV INJURY		$1,000,000
					GENERAL AGGREGATE		$2,000,000
	GEN’L AGGREGATE LIMIT APPLIES				PRODUCTS-COM/OP AGG		$2,000,000
PER POLICY PROJECT LOC

	AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT	$
	ANY AUTO				(Ea accident)
	ALL OWNED AUTOS				BODILY INJURY	$
	SCHEDULED AUTOS				(Per person)
	HIRED AUTOS				BODILY INJURY	$
	NON-OWNED AUTOS				(Per accident)
					PROPERTY DAMAGE	$
(Per accident)
					OTHER THAN EA OCC	$
					AUTO ONLY AGG	$

A	EXCESS LIABILITY OCCUR CLAIMS MADE DEDUCTIBLE RETENTION $				EACH OCCURRENCE AGGREGATE

$
$
$

A	OTHER Business Personal Property				Limit:		“All Risk” of Direct Physical Loss or Damage (Subject to Policy Exclusions & Terms)

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS Lighthouse Capital Partners is named as Additional Insured and Loss Payee.

CERTIFICATE HOLDER
Lighthouse Capital Partners 500 Drake’s Landing Road Greenbrae, CA. 94904-3011 Attn: Contract Administration Fax: 415-925-3387 Phone: 415-464-5900	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

EXHIBIT F

AUTHORIZATION FOR AUTOMATIC PAYMENT

The undersigned CODEXIS, INC. (“Borrower”) authorizes Lighthouse Capital Partners V, L.P. and any and all affiliated funds (collectively, “Lender”) and the bank / financial institution (“Bank”) named below to initiate variable debit and/or credit entries to Borrower’s deposit, checking or savings accounts as designated below and to cause funds transfers to an account of Lender as payment of any and all amounts due under the Loan and Security Agreement between Borrower and Lender dated February 12, 2004 (the “Loan Agreement”).

1.	Lender is hereby authorized to initiate variable debit and/or credit transactions and resulting funds transfers in Borrower’s designated accounts with respect to amounts calculated by Lender to be due and owing to Lender by Borrower periodically under the Loan Agreement. Borrower consents to all such debit and/or credit transactions and resulting funds transfers and hereby authorizes Lender to take all such actions as may be required by Bank with respect to such transactions. Borrower acknowledges and agrees that such credit and/or debit entries may be made in amounts due under the Loan Agreement in order to cause timely payments as required by the terms of the Loan Agreement.

2.	Borrower hereby authorizes Lender to release to Bank all information concerning Borrower which may be necessary or desirable for Bank to investigate or recover any erroneous funds transfers which may occur.

3.	Borrower acknowledges and agrees that all such debit and/or credit transactions and funds transfers are intended to be made through an Automated Clearing House system and in compliance with the NACHA Rules and in compliance with Bank’s security procedures.

4.	Borrower represents and warrants that the account information set forth below is accurate and complete and that each of the account(s) set forth below is a business account maintained in Borrower’s name and for Borrower’s account.

This Consent shall be effective as of February 12, 2004 and shall remain in effect until the Loan Agreement has been terminated. Any cancellation by Borrower of this consent shall (i) be made in writing and (ii) delivered to Bank and Lender in such time as to afford Bank and Lender a reasonable opportunity to act on said cancellation.

(Name of Borrower’s Bank)

(Address of Bank) (City) (State) (Zip Code)

Bank Routing Number
(between these symbols /: :/ on bottom left of check)

Account Number:	(checking /deposit/savings)
(circle one)

Copy of a voided check is attached to this form:        with regard to Account No.

Borrower Name:	Codexis, Inc.
Borrower Address:	200 Penobscot Drive
Redwood City, CA 94063

Authorized by:
(signature of authorized Borrower representative)

Its:
(title of authorized Borrower representative)

Date authorized:

Internal ACH Authorizations from Lender:

Approved by:	Date:

Approved by:	Date:

SCHEDULE 1

EXISTING LIENS

Pursuant to the Security Agreement, dated January 28, 2004, Wells Fargo Bank, N.A. has a security interest in the

Wells Fargo Bank Market Rate Account #7735-114022, up to the amount of $450,000.

SCHEDULE 2

SUBSIDIARIES

NONE

COLLATERAL LOCATIONS

	Each Location Address where Lighthouse Capital Partners has financed assets:	Landlord/Property Management Information:
Current Headquarters (Location 1)	Contact Name: Niall Murphy Address: 200 Penobscot Drive City, State, Zip: Redwood City, California 94063 Phone: (650) 298-5365 Fax: (650) 298-5449 **Equip Type: Lab and computer

Contact Name: Ronette Tones

Company Name: Metropolitan Life Insurance Company c/o CBRE, Property Management

Address: 701 Chesapeake Drive

City, State, Zip: Redwood City, California 94063

Phone: (650) 366-8383

Fax: (650) 366-0409

Location 2

Contact Name: Niall Murphy

Company [LH1]

Name: Codexis, Inc.

Address: 501 Chesapeake Drive

City, State, Zip: Redwood City, California 94063

Phone: (650) 298-5365

Fax: (650) 298-5449

**Equip Type: Lab and computer

Contact Name: Ronette Tones

Company Name: Metropolitan Life Insurance Company c/o CBRE, Property Management

Address: 701 Chesapeake Drive

City, State, Zip: Redwood City, California 94063

Phone: (650) 366-8383

Fax: (650) 366-0409

Location 3	Contact Name: Brian Fenton Company Name: Codexis, Inc. Address: 650 Washington Hwy. City, State, Zip: Lincoln, Rhode Island, 02865 Phone: (401) 333-8899 Fax: (401) 333-8895 **Equip Type: Computer	Contact Name: Joseph Raheb Company Name: Joseph Raheb Address: 650 Washington Hwy. City, State, Zip: Lincoln, Rhode Island, 02865 Phone: (401) 333-3377 Fax: (401) 334-4152

Location 4	Contact Name: Kevin Taylor Company Name: Codexis, Inc. Address: 5 Great Valley Parkway, Suite # 216 City, State, Zip: Malvern, PA 19355 Phone: (610) 648-3995 Fax: (610) 648-3996 **Equip Type: Computer	Contact Name: Sharon Nothnagle Company Name: Executive Office Link Address: 7 Great Valley Parkway, Suite # 210 City, State, Zip: Malvern, PA 19355 Phone: (610) 251-6850 Fax: (610) 889-9726

**	Note Equip Type: (ie: Various, Web Server, Other)